Exhibit 10


                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the captions "Financial Highlights" and "Additional Information - Experts" in the Prospectus in this Registration Statement (Form N-1A. File No. 33-98310) of The Needham Funds, Inc.


                                                      /s/ ARTHUR ANDERSEN LLP
                                                          -------------------
                                                          ARTHUR ANDERSEN  LLP



New York, New York
April 20, 2000